UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2020

Franchise Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2387 Liberty Way

Virginia Beach, Virginia 23456

(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FRG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 15, 2020, Franchise Group, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with B. Riley Securities, Inc., as representative of the several underwriters named therein (the “Underwriters”), to issue and sell an aggregate of 1,200,000 shares (the “Firm Shares”) of the Company’s 7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share (the “Series A Preferred Stock”), in a public offering (the “Offering”) at a price to the public of $25.00 per share. The Company also granted the Underwriters an option (the “Option”) to purchase up to 180,000 additional shares of Series A Preferred Stock (together with the Firm Shares, the “Shares”) during the 30 days following the date of the Underwriting Agreement.

The Offering was made pursuant to the prospectus supplement dated September 15, 2020 and the accompanying prospectus dated June 22, 2020, filed with the Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-236211).

The net proceeds from the Offering, after deducting the underwriting discounts and commissions, but before expenses and a structuring fee, are expected to be approximately $29.1 million or approximately $33.4 million if the Underwriters exercise the Option in full. The Offering of the Firm Shares closed on September 18, 2020.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion as to the legality of the Shares is included as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.03. Material Modifications to Rights of Security Holders.

On September 18, 2020, the Company filed the Certificate of Designation (the “Certificate of Designation”) for the Series A Preferred Stock with the Secretary of State of the State of Delaware, which became effective upon acceptance for record. The Certificate of Designation designated a total of 1,380,000 shares of preferred stock as Series A Preferred Stock.

As set forth in the Certificate of Designation, the Series A Preferred Stock, as to dividend rights and rights upon the liquidation, dissolution or winding-up of the Company, will rank (i) senior to all classes or series of the Company’s common stock and to all other equity securities issued by the Company expressly designated as ranking junior to the Series A Preferred Stock; (ii) on parity with any future class or series of the Company’s equity securities expressly designated as ranking on parity with the Series A Preferred Stock; (iii) junior to all equity securities issued by the Company with terms specifically providing that those equity securities rank senior to the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Company, none of which exists on the date hereof; and (iv) effectively junior to all of the Company’s existing and future indebtedness (including indebtedness convertible into the Company’s common stock or preferred stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Company’s existing or future subsidiaries. Holders of Series A Preferred Stock, when and as authorized by the Company’s Board of Directors, are entitled to cumulative cash dividends at the rate of 7.50% of the $25.00 liquidation preference per year (equivalent to $1.875 per share per year). Dividends will be payable quarterly in arrears, on or about the 15th of January, April, July and October, beginning on or about October 15, 2020. Generally, the Series A Preferred Stock is not redeemable by the Company prior to September 18, 2025. However, upon a change of control or delisting event (each as defined in the Certificate of Designation), the Company will have a special option to redeem the Series A Preferred Stock.

This description of the terms of the Series A Preferred Stock is qualified in its entirety by reference to the Certificate of Designation, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information relating to the Certificate of Designation set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On September 15, 2020, the Company issued a press release announcing the launch of the Offering. On September 16, 2020, the Company issued a press release announcing the pricing of the Offering. On September 18, 2020, the Company issued a press release announcing the closing of the Offering. Copies of the press releases are filed as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to this this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 15, 2020, by and between the Company and B. Riley Securities, Inc., as representative of the several underwriters named therein.

3.1	Certificate of Designation designating the 7.50% Series A Cumulative Perpetual Preferred Stock of Franchise Group, Inc.

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Launch Press Release, dated September 15, 2020.

99.2	Pricing Press Release, dated September 16, 2020.

99.3	Closing Press Release, dated September 18, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franchise Group, Inc.

Date: September 18, 2020	By:	/s/ Eric F. Seeton
Eric F. Seeton
Chief Financial Officer